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                                                                    EXHIBIT 99.2

                                VOTING AGREEMENT

                  VOTING AGREEMENT (this "Agreement"), dated as of August 15, 2003, by and among SSA Global Technologies, Inc., a Delaware corporation ("Parent"), Rush Merger Subsidiary, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent ("Merger Sub"), the Hood Partnership, Ltd, a Texas limited partnership ("Stockholder"), and EXE Technologies, Inc., a Delaware corporation (the "Company").

                                   WITNESSETH:

                  WHEREAS, immediately prior to the execution of this Agreement, Parent, Merger Sub and the Company have entered into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), pursuant to which the parties thereto have agreed, upon the terms and subject to the conditions set forth therein, to merge Merger Sub with and into the Company (the "Merger"); and

                  WHEREAS, as of the date hereof, the Stockholder is the record and Beneficial Owner (as hereinafter defined) of the Existing Shares (as hereinafter defined) of the common stock, $0.01 par value, of Company (the "Company Common Stock"); and

                  WHEREAS, as inducement and a condition to entering into the Merger Agreement, the Parent has required the Stockholder to agree, and the Stockholder has agreed, to enter into this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

         Section 1. Certain Definitions. In addition to the terms defined elsewhere herein, capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement. For purposes of this Agreement:

                  (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 of the Exchange Act.

                  (b) "Beneficially Own" or "Beneficial Ownership" with respect to any securities means having "beneficial ownership" of such securities as determined pursuant to Rule 13d-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d) of the Exchange Act with respect to the securities of the same issuer.

                  (c) "Existing Shares" means an aggregate of 110,857 shares of the Company Common Stock Beneficially Owned by the Stockholder as of the date hereof.

                  (d) "Person" shall mean and include an individual, a partnership (general or limited), a joint venture, a corporation, a trust, an estate, a limited liability company, an association, a joint-stock company, an unincorporated organization or other entity and a Governmental Entity, government or other department or agency thereof.

                  (e) "Securities" means the Existing Shares together with any shares of the Company Common Stock or other securities of the Company acquired by the Stockholder in any capacity after the


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date hereof and prior to the termination of this Agreement whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution, split-up, recapitalization, combination, exchange of shares or the like, gift, bequest, inheritance or as a successor in interest in any capacity or otherwise.

         Section 2. Representations and Warranties of Stockholder. Stockholder represents and warrants to Parent and Merger Sub as follows:

                  (a) Ownership of Shares. Stockholder is the sole record and Beneficial Owner of (i) the Existing Shares set forth opposite such Stockholder's name on Schedule 1 hereto, (ii) options to purchase such shares of Company Common Stock set forth opposite such Stockholder's name on Schedule 1 hereto and (iii) warrants to purchase such shares of Company Common Stock set forth opposite such Stockholder's name on Schedule 1 hereto. On the date hereof, the Existing Shares constitute all of the shares of the Company Common Stock owned of record or Beneficially Owned by such Stockholder. There are no outstanding options or other rights to acquire from such Stockholder or obligations of such Stockholder to sell or to acquire, any shares of the Company Common Stock. Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Sections 4, 6 and 7 hereof, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Existing Shares and any other Securities owned by or hereafter acquired by Stockholder with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

                  (b) Organization and Authority. Stockholder has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by each Stockholder that is an entity of this Agreement and the performance of its obligations hereunder and the consummation by it of the transactions contemplated herby have been duly authorized by its partners, and, no other action on the part of such Stockholder is necessary to authorize the execution, delivery and performance by such Stockholder of this Agreement and the consummation by the transactions contemplated hereby. This Agreement has been duly executed and delivered by Stockholder and, assuming due and valid authorization, execution and delivery thereof by the other parties thereto, is a valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) Power; Binding Agreement. Each Stockholder that is a natural person has the legal capacity, power and authority to enter into and perform all of such Stockholder's obligations under this Agreement. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder.

                  (d) No Conflicts. Except as contemplated by the Merger Agreement, no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution and delivery of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby, none of the execution and delivery of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby or compliance by Stockholder with any of the provisions hereof shall (i) conflict with or result in any breach of any organizational documents applicable to such Stockholder, (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material


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modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such Stockholder or any of its properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Stockholder or any of such Stockholder's properties or assets.

                  (e) No Encumbrance. Except as permitted by this Agreement, the Existing Shares of Stockholder are now and, at all times during the term hereof, and the Securities will be, held by Stockholder, or by a nominee or custodian for the benefit of Stockholder, free and clear of all mortgages, claims, charges, liens, security interests, pledges or options, proxies, voting trusts or agreements, understandings or arrangements or any other rights whatsoever ("Encumbrances"), except for any such Encumbrances arising hereunder.

                  (f) No Finder's Fees. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Stockholder.

                  (g) Reliance by the Parent, Merger Sub and the Company. Stockholder understands and acknowledges that each of Parent, Merger Sub and the Company is entering into the Merger Agreement in reliance upon the Stockholders' execution and delivery of this Agreement.

         Section 3. Disclosure. Stockholder hereby agrees to permit the Company and Parent to publish and disclose in the Proxy Statement and Schedule 13E-3 (including all documents and schedules filed with the Securities and Exchange Commission), and any press release or other disclosure document which Parent, in its sole discretion, determines to be necessary or desirable in connection with the Merger and any transactions related thereto, Stockholder's identity and ownership of the Common Stock and the nature of Stockholder's commitments, arrangements and understandings under this Agreement.

         Section 4. Transfer And Other Restrictions.

                  (a) No Solicitation. Stockholder will not, and will cause its affiliates, if any, and partners, investment bankers, attorneys, accountants and other agents and representatives of Stockholder and such affiliates (such affiliates, partners investment bankers, attorneys, accountants, agents and representatives of any person are hereinafter collectively referred to as the "Representatives" of such person) not to (i) solicit, initiate or encourage (including by way of furnishing information), or take, directly or indirectly any other action designed to facilitate, any Acquisition Proposal, (ii) participate in any discussions or negotiations regarding any Acquisition Proposal. Stockholder will notify the Company orally and in writing of any such offers, proposals, or inquiries relating to the purchase or acquisition by any person of Securities (including, without limitation, the terms and conditions thereof and the identity of the person making it), within 24 hours of the receipt thereof. Stockholder will and will cause its Representatives to immediately cease and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any parties conducted heretofore without respect to any Acquisition Proposal. For purposes of this Agreement, each of Parent and Merger Sub are not deemed to be affiliates of Stockholder. Notwithstanding the foregoing, none of the provisions of this Section 4(a) shall be construed to prohibit, limit or restrict Stockholder or any of its Affiliates (or any of its or their officers, directors, partners, agents, representatives or advisors) who is a member of the Company Board or an officer of the Company from exercising its or their fiduciary duties to the Company by voting or taking any other action whatsoever in its or their capacity as an officer or director.


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                  (b) Certain Prohibited Transfers. Prior to the termination of this Agreement, Stockholder agrees not to, directly or indirectly:

                           (i) except pursuant to the terms of the Merger
Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (including by gift), or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of any or all of the Securities or any interest therein;

                           (ii) grant any proxy, power of attorney, deposit any
of the Securities into a voting trust or enter into a voting agreement or arrangement with respect to the Securities except as provided in this Agreement; or

                           (iii) take any other action that would make any
representation or warranty of Stockholder contained herein untrue or incorrect in any material respect or have the effect of preventing or disabling Stockholder from performing its obligations under this Agreement.

         Section 5. Voting of the Company Common Stock. Stockholder hereby agrees that, during the period commencing on the date hereof and continuing until the first to occur of (a) the Effective Time or (b) termination of this Agreement in accordance with its terms, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of the Company Common Stock, however called, or in connection with any written consent of the holders of the Company Common Stock, however solicited, Stockholder will appear at the meeting or otherwise cause the Securities to be counted as present thereat for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) all of the Securities having voting power thereon

                                    (A) in favor of the adoption of the Merger
Agreement and the approval of the Asset Purchase and other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof;

                                    (B) against any action or agreement that
would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, the Asset Purchase Documents or this Agreement; and

                                    (C) except as otherwise agreed to in writing
in advance by Parent in its sole discretion, against the following actions (other than the Merger and the transactions contemplated by this Agreement and the Merger Agreement): (1) any Acquisition Proposal and (2)(a) any change in a majority of the persons who constitute the Board of Directors of the Company;
(b) any material change in the present capitalization of the Company, including without limitation any proposal to sell a substantial equity interest in the Company or its Subsidiaries; (c) any amendment of the Certificate of Incorporation or Bylaws of the Company; whether such amendment is to be effected by merger or otherwise; (d) any other change in the Company's corporate structure or business; or (e) any other action which, in the Parent's reasonable judgment, is intended, or could reasonably be expected, to impede, interfere with, delay, postpone or materially adversely affect the Merger and the transactions contemplated by this agreement, the Merger Agreement and the Asset Purchase Documents. Stockholder shall not enter into any agreement or understanding with any person the effect of which would be inconsistent with or violative of any provision contained in this Section 5.

         Section 6. Irrevocable Proxy.


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                  (a) Stockholder hereby irrevocably grants to, and appoints,
Parent, Shelley Isenberg and Kirk Isaacson, or any of them in their respective capacities as officers of the Parent and any individual who shall hereafter succeed to any such office of the Parent and each of them individually, such Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Stockholder, to vote or cause to be voted the Securities, or grant a consent or approval in respect of the Securities, in connection with any meeting of the stockholders of the Company or at any adjournment or postponement thereof, (i) in favor of the adoption of the Merger Agreement, approval of the Asset Purchase and the approval of other actions contemplated by the Merger Agreement, the Asset Purchase Documents and this Agreement and any actions required in furtherance thereof and hereof; (ii) against any other Acquisition Proposal or any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, the Asset Purchase Documents or this Agreement; and (iii) otherwise in accordance and consistent with Section 5 hereof.

                  (b) Stockholder represents that any proxies heretofore given in respect of the Existing Shares are not irrevocable, and that such proxies either have been or are hereby revoked.

                  (c) Stockholder understands and acknowledges that the Parent and Merger Sub are entering into the Merger Agreement and the Asset Purchase Documents in reliance upon such Stockholder's execution and delivery of this Agreement. Stockholder hereby affirms that the irrevocable proxy set forth in this Section 6 is given in connection with the execution of the Merger Agreement and the Asset Purchase Documents, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may not be revoked, except by amendment, modification or termination effected in accordance with Section 10(c) hereof. Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of section 212(e) of Delaware General Corporation Law. The power and authority hereby conferred shall not be terminated by any act of Stockholder or by operation of law, by the dissolution of (if such Stockholder is other than a natural person), by lack of appropriate power or authority, or by the occurrence of any other event or events and shall be binding upon all his/its heirs, representatives, executors, successors and/or assigns, as applicable. If after the execution of this Agreement Stockholder shall dissolve (if such Stockholder is other than a natural person), ceases to have appropriate power or authority, or if any other such event or events shall occur, Parent is nevertheless authorized and directed to vote the Securities in accordance with the terms of this Agreement as if such dissolution, if applicable, lack of appropriate power or authority or other event or events had not occurred and regardless of notice thereof. Notwithstanding any other provisions of this Agreement, the irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement.

         Section 7. Stop Transfer.

                  (a) Stockholder agrees with, and covenants to, Parent and the Company that such Stockholder will not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Securities, unless such transfer is made in compliance with this Agreement.

                  (b) In the event of a stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of share or the like other than pursuant to the Merger, the term "Existing Shares" will be deemed to refer to and include the shares of the Company Common Stock as well as all such stock dividends and distributions and


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any shares into which or for which any or all of the Securities may be changed or exchanged and appropriate adjustments shall be made to the terms and provisions of this Agreement.

         Section 8. Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement and the Merger Agreement. Each party shall promptly consult with the other and provide any necessary information and material with respect to all filings made by such party with any Governmental Entity in connection with this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby.

         Section 9. Termination. This Agreement shall terminate on the termination of the Merger Agreement or the consummation of the Merger. Notwithstanding the foregoing, Section 10 hereof shall continue indefinitely and survive any termination pursuant to this Section 9.

         Section 10. Miscellaneous.

                  (a) Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

                  (b) Successors and Assigns. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each party and such party's respective heirs, beneficiaries, executors, representatives and permitted assigns.

                  (c) Amendment and Modification. This Agreement may not be amended, altered, supplemented or otherwise modified or terminated except upon the execution and delivery of a written agreement executed by the parties hereto.

                  (d) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by an overnight courier service, such as FedEx, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):


                  If to Parent, to:

                           SSA Global Technologies, Inc.
                           110 Sheppard Avenue East,
                           Suite 701
                           Toronto, Canada M2N 6Y8
                           Attention:  Shelly R. Isenberg
                           Telephone:  (416) 228-2242
                           Facsimile:  (416) 221-0994

                  with a copy to:

                           Schulte Roth & Zabel LLP


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                           919 Third Avenue
                           New York, New York 10022
                           Attention: Robert B. Loper, Esq.
                           Telephone: (212) 756-2138
                           Facsimile:  (212) 593-5955


                  If to Stockholder, to the address set forth on the signature page hereto:

                  If to the Company, to:

                           EXE Technologies, Inc.
                           8787 Stemmons Freeway
                           Dallas, Texas 75247
                           Attention:  Kenneth R. Vines
                           Telephone:  (214) 775-5851
                           Facsimile:  (214) 775-0913

                  with a copy to:

                           Baker & McKenzie
                           2300 Trammell Crow Center
                           2001 Ross Avenue
                           Dallas, Texas 75243
                           Attention:  Daniel W. Rabun, Esq.
                           Telephone:  (214) 978-3018
                           Facsimile:  (214) 978-3099


                  (e) Severability. Any term or provision of this Agreement which is held to be invalid, illegal or unenforceable in any respect in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

                  (f) Specific Performance. Each of the parties hereto recognizes and acknowledges a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore in the event of any such breach the aggrieved party shall be entitled to the remedy of specified performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

                  (g) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, will not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (h) No Third Party Beneficiaries. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

                  (i) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of law thereof.

                  (j) Descriptive Heading. The descriptive headings used herein are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

                  (k) Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

                  (l) Further Assurances. From time to time, at any other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

                  (m) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  (n) Submission to Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with this Voting Agreement shall be brought exclusively in any federal or state court located in the State of Delaware, and each of the parties hereto hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party hereto agrees that service of process on such party as provided in Section 10(d) as to giving notice hereunder shall be deemed effective service of process on such party.

                  IN WITNESS WHEREOF, Parent, Merger Sub, Company and the Stockholder have caused this Agreement to be duly executed as of the day and year first written above.


                                       EXE TECHNOLOGIES, INC.



                                       By: /s/ Kenneth R. Vines
                                           ------------------------------------
                                           Name: Kenneth R. Vines
                                           Title: Senior Vice President


                                       SSA GLOBAL TECHNOLOGIES, INC.



                                       By: /s/ Shelley Isenberg
                                           ------------------------------------
                                           Name: Shelley Isenberg
                                           Title: Senior Vice President


                                       RUSH MERGER SUBSIDIARY, INC.



                                       By: /s/ Shelley Isenberg
                                           ------------------------------------
                                           Name: Shelley Isenberg
                                           Title: Senior Vice President

                                       HOOD PARTNERSHIP, LTD

                                       By: /s/ Raymond R. Hood
                                           ------------------------------------
                                               Raymond R. Hood, General Partner
                                               3645 Southwestern Blvd.
                                               Dallas, Texas 75225


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                                   SCHEDULE 1

110,857 shares held directly by Hood Partnership, Ltd.